Kurv Yield Premium Strategy Microsoft (MSFT) ETF

(Ticker: MSFY)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

November 3, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 30, 2026, as amended, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/MSFY. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “YP Microsoft Fund”) seeks to provide current income.

The YP Microsoft Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Microsoft Corporation (“MSFT” or “Microsoft” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Microsoft Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%

Example

This Example is intended to help you compare the cost of investing in the YP Microsoft Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Microsoft Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Microsoft Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,212

Portfolio Turnover

The YP Microsoft Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Microsoft Fund’s performance. For the fiscal year ended May 31, 2026, the YP Microsoft Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Microsoft Fund primarily invests under normal circumstances in common stock of Microsoft Corporation (“MSFT” or the “Underlying Security”) and/or derivative instruments on MSFT, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Microsoft Fund are expected to produce a significant portion of the Fund’s returns. The YP Microsoft Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Microsoft Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Microsoft Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Microsoft Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Microsoft Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Microsoft Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Microsoft Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Microsoft Fund will use the notional value of the derivatives it holds.

The YP Microsoft Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Microsoft Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Microsoft Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Microsoft Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Microsoft Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Microsoft Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Microsoft Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Microsoft Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Microsoft Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Microsoft Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Microsoft Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Microsoft Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Microsoft Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Microsoft Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Microsoft Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Microsoft Fund will lose the difference.

The YP Microsoft Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Microsoft Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Microsoft Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Microsoft Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Microsoft Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Microsoft Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Microsoft Fund may purchase out-of-the-money protective put options to seek to limit losses resulting from declines in the Underlying Security’s share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Microsoft Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Microsoft Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Microsoft Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Microsoft Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Microsoft Fund with a view toward enhancing the Fund’s total return.

The YP Microsoft Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Microsoft Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Microsoft Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Microsoft Fund may also enter into reverse repurchase agreements. The YP Microsoft Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Microsoft Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Microsoft Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Microsoft Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Microsoft Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Microsoft Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Microsoft Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Microsoft Fund will be concentrated in the industry or group of industries to which MSFT is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which MSFT is assigned).

The YP Microsoft Fund may lend its portfolio securities in order to generate additional income.

The YP Microsoft Fund is non-diversified.

Information about Microsoft Corporation

Microsoft Corporation is a technology company that develops and supports software, services, devices and solutions. Microsoft’s products and services include productivity and business applications, cloud-based solutions, operating systems, gaming products, search and news advertising, and enterprise software and services. Microsoft conducts its business through three segments: Productivity and Business Processes, Intelligent Cloud, and More Personal Computing. The YP Microsoft Fund invests in Microsoft common stock.

Microsoft’s products and services include Microsoft 365, Teams, Dynamics 365, LinkedIn, Azure, Windows, Xbox and Bing. Microsoft provides cloud-based infrastructure, platform and software solutions to organizations, developers and individuals. Microsoft also develops and deploys artificial intelligence technologies and integrates artificial intelligence capabilities into products and services across its portfolio.

The YP Microsoft Fund has derived all disclosures contained in this document regarding Microsoft from the publicly available documents described above. Neither the YP Microsoft Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Microsoft Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Microsoft is accurate or complete. Furthermore, the YP Microsoft Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Microsoft have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Microsoft could affect the value of the YP Microsoft Fund’s investments with respect to Microsoft and therefore the value of the Fund. Lastly, neither the YP Microsoft Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Microsoft.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP MICROSOFT FUND

The principal risks of investing in the YP Microsoft Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Microsoft Fund. Some or all of these risks may adversely affect the YP Microsoft Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Microsoft Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Microsoft Fund entails risk. The YP Microsoft Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Microsoft Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Microsoft Fund.

Microsoft Risk: Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Microsoft Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Microsoft Fund. The YP Microsoft Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Microsoft Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Microsoft Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Microsoft Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Microsoft Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Microsoft Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Microsoft Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Microsoft Fund’s performance. To the extent that the YP Microsoft Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Microsoft Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Microsoft Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Microsoft Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Microsoft Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Microsoft Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Microsoft Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Microsoft Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Microsoft Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Microsoft Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Microsoft Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Microsoft Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Microsoft Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Microsoft Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Microsoft Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Microsoft Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Microsoft Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Microsoft Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Microsoft Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Microsoft Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Microsoft Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Microsoft Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Microsoft Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Microsoft Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Microsoft Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Microsoft Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Microsoft Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Microsoft Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Microsoft Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Microsoft Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Microsoft Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Microsoft Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Microsoft Fund may lose money and there may be a delay in recovering the loaned securities. The YP Microsoft Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Microsoft Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Microsoft Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Microsoft Fund realizes from its investments. As a result, a larger portion of the YP Microsoft Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Microsoft Fund. The use of derivatives, such as call options, may cause the YP Microsoft Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Microsoft Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Microsoft Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Microsoft Fund’s annual returns. The table illustrates how the YP Microsoft Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Microsoft Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Microsoft Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Microsoft Fund (the Kurv Yield Premium Strategy Microsoft (MSFT) ETF) for periods prior to November 18, 2024. The YP Microsoft Fund has adopted the performance of the Predecessor YP Microsoft Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Microsoft Fund (the “Reorganization”). Prior to the Reorganization, the YP Microsoft Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Microsoft Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was -25.94%.

During the period shown in the bar chart, the best performance for a quarter was 24.36% for the quarter ended June 30, 2025. The worst performance was -9.55% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Microsoft Fund
Return Before Taxes	14.42%	14.71%
Return After Taxes on Distributions	9.28%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares	8.57%	9.14%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.44%

*	The YP Microsoft Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Microsoft Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Microsoft Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Microsoft Fund.

Purchase and Sale of Fund Shares: The YP Microsoft Fund is an ETF. Individual Shares of the YP Microsoft Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Microsoft Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Microsoft Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Microsoft Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Microsoft Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Microsoft Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Microsoft Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Microsoft Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.